UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 11, 2009
MetLife, Inc.

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

1-15787	13-4075851

(Commission File Number)	(IRS Employer Identification No.)

200 Park Avenue, New York, New York	10166-0188

(Address of Principal Executive Offices)	(Zip Code)
212-578-2211

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.03. MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.
ITEM 8.01. OTHER EVENTS.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES
EXHIBIT INDEX
EX-4.1: FORM OF SECURITY CERTIFICATE
EX-99.1: PRICING AGREEMENT
EX-99.2: PRESS RELEASE

ITEM 3.03.	MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.
     The information set forth and the exhibits identified in Item 8.01(i) are incorporated herein by reference.

ITEM 8.01.	OTHER EVENTS.
     (i) On February 11, 2009, MetLife, Inc., a Delaware corporation (the “Company”), entered into a Pricing Agreement (the “Pricing Agreement”) with Citigroup Global Markets Inc. and the other institutions named therein (the “Remarketing Agents”) and The Bank of New York Mellon Trust Company, N.A., as Purchase Contract Agent (the “Purchase Contract Agent”), relating to the remarketing of debt securities constituting part of the Company’s 6.375% Common Equity Units (the “Units”). The Pricing Agreement was entered into pursuant to the Remarketing Agreement dated January 12, 2009, among the Company, the Remarketing Agents and the Purchase Contract Agent and sets forth the terms upon which $1,034,999,000 aggregate principal amount of such debt securities were remarketed on behalf of the holders of Units. The Pricing Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference. On February 17, 2009, the remarketing was successfully concluded, and the debt securities were denominated the Company’s 7.717% Senior Debt Securities, Series B, Due 2019 (the “Series B Debentures”). A form of the securities certificate representing the Series B Debentures is attached hereto as Exhibit 4.1 and is incorporated herein by reference. The Series B Debentures were issued pursuant to an Indenture and Second Supplemental Indenture dated as of June 21, 2005 between the Company and the Bank of New York Mellon Trust Company, N.A. (as successor in interest to J.P. Morgan Trust Company, National Association), as Trustee (the “Trustee”), as supplemented by the Seventh Supplemental Indenture, dated as of February 6, 2009, between the Company and the Trustee, and having terms described in the Company’s Prospectus Supplement relating to the remarketing dated February 11, 2009, filed with the Securities and Exchange Commission on February 13, 2009 pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended.
     (ii) Separate and unrelated to the transaction described above, on February 18, 2009, the Company issued a press release announcing the declaration of first quarter 2009 dividends of $0.2500000 per share on the Company’s floating rate non-cumulative preferred stock, Series A, and $0.4062500 per share on the Company’s 6.50% non-cumulative preferred stock, Series B. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.
(a) Not applicable
(b) Not applicable
(c) Not applicable
(d) Exhibits

4.1	Form of security certificate representing MetLife, Inc.’s 7.717% Senior Debt Securities, Series B, Due 2019.

99.1	Pricing Agreement dated February 11, 2009, among MetLife, Inc., Citigroup Global Markets Inc. and the other Remarketing Agents named therein and The Bank of New York Mellon Trust Company, N.A., as Purchase Contract Agent.

99.2	Press release of MetLife, Inc., dated February 18, 2009, announcing the declaration of first quarter 2009 dividends on its floating rate non-cumulative preferred stock, Series A, and its 6.50% non-cumulative preferred stock, Series B.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METLIFE, INC.
By:	/s/ Gwenn L. Carr
	Name:	Gwenn L. Carr
	Title:	Senior Vice-President and Secretary

Date: February 18, 2009

EXHIBIT INDEX

Exhibit
Number	Exhibit

4.1	Form of security certificate representing MetLife, Inc.’s 7.717% Senior Debt Securities, Series B, Due 2019.

99.1	Pricing Agreement dated February 11, 2009, among MetLife, Inc., Citigroup Global Markets Inc. and the other Remarketing Agents named therein and The Bank of New York Mellon Trust Company, N.A., as Purchase Contract Agent.

99.2	Press release of MetLife, Inc., dated February 18, 2009, announcing the declaration of first quarter 2009 dividends on its floating rate non-cumulative preferred stock, Series A, and its 6.50% non-cumulative preferred stock, Series B.